SPLIT-DOLLAR AGREEMENT




                  THIS AGREEMENT made this _____ day of ________________, 1996, by and between JUDGE INC., Two Bala Plaza, Bala Cynwyd, Pennsylvania, (Corporation) and Dennis F. Judge, Trustee of the Irrevocable Agreement of Trust of Martin E. Judge, Jr., Settlor, dated December 20, 1995, and known as the Martin E. Judge, Jr. Descendants Trust, II ("Owner")



                         W I T N E S S E T H   T H A T:


                  WHEREAS, Martin E. Judge, Jr. ("Employee") is employed by Corporation; and

                  WHEREAS, Employee wishes to provide life insurance protection for his family in the event of his death, under a policy of life insurance listed on Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Policy"), which is on the life of Martin E. Judge, Jr. (Guardian Life Insurance Company is hereinafter referred to as the "Insurer", and Martin E. Judge, Jr. is hereinafter referred to as the "Insured"); and

                  WHEREAS, Corporation has paid and is willing to continue to pay a portion of the premiums due on the Policy as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth: and

                  WHEREAS, the Owner is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

                  WHEREAS, Corporation may wish to have the Policy collaterally assigned to it by Owner, in order to secure the payment of its Policy Interest, as hereinafter defined; and

                  WHEREAS, the parties intend that by this Agreement and such collateral assignment the Corporation shall receive only the right to such repayment with the Owner retaining all other ownership rights in the Policy; and

                  WHEREAS, the parties intend that this arrangement shall constitute a split-dollar agreement as described in Revenue Ruling 64-328, 1964-2 C.B. 11;


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                  NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

                  1. Definition of Policy Interest. At any time prior to the death of the Insured, the Corporation's "Policy Interest" with respect to a Policy is an amount equal to the lesser of (I) the aggregate amount paid by Corporation prior to the execution of this Agreement and under Article 5 of this Agreement towards the premium payments due with respect to each Policy listed on Exhibit "A" to this Agreement, less any amounts reimbursed by the Owner to the Corporation prior to or following the execution of this Agreement under such
Article 5, and (ii) an amount equal to the cash surrender value of the Policy as of the end of the Policy year with respect to which the current premiums are paid, plus any dividend accumulations and the cash value of any paid up additions as of the due date of the current premiums.

                  At any time following the Insured's death the Corporation's "Policy Interest" with respect to a policy is that amount which is equal to the lesser of (I) the aggregate amount paid by Corporation prior to the execution of this Agreement and under Article 5 of this Agreement towards the premium payments due with respect to each Policy listed on Exhibit "A" to this Agreement, less any amounts reimbursed by the Owner to the Corporation prior to or following the execution of this Agreement under such Article 5, and (ii) an amount equal to the cash surrender value of such Policy immediately prior to the Insured's death, plus any dividend accumulations and the cash value of any paid up additions immediately prior to the Insured's death.

                  2. Policy of Insurance. The parties hereto shall take any action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of any collateral assignment filed with the Insurer relating to the Policy. The terms of this Agreement shall be applicable to any policy of insurance received in exchange for an interest in the Policy listed on Exhibit "A" attached hereto, provided all sums available to the Owner under an old policy are applied to the new policy received in such exchange. Owner shall notify the Corporation of any such exchange and the terms Policy hereunder shall thereafter include such new policy.

                  3. Ownership of Insurance.

                           a. Owner is the sole and absolute owner of the
Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as hereinafter provided.


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                           b. It is the intention of the parties to this
Agreement and any collateral assignments executed by Owner to Corporation in connection herewith that Owner shall retain all rights that the Policy grants to the owner thereof, except Corporation's right to its Policy Interest with respect to the Policy as hereinbefore defined. Specifically, but without limitation, Corporation shall neither have nor exercise any right as collateral assignee of the Policy which could in any way defeat or impair any of the following rights of the Owner:

                                    (1) the right to surrender the Policy;

                                    (2) the right to receive the cash surrender
value or the death proceeds of the Policy in excess of the amount due Corporation hereunder, if any;

                                    (3) the right to collect from the Insurer
any disability benefit payable in cash that does not reduce the amount of insurance;

                                    (4) the right to designate and change the
beneficiary with respect to the Policy, and the right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

                                    (5) the right to exercise all non-forfeiture
rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom;

                                    (6) the right to borrow upon the cash value
of the Policy; and

                                    (7) the right to obtain one or more loans or
advances on the Policy, either from the Insurer or, at any time, from other persons, or to pledge or assign the Policy as security for such loans or advances.

                  It is the expressed intention of the parties that this Agreement shall be construed so that the Corporation has absolutely no incidents of ownership in the Policy. All provisions of this Agreement and of any collateral assignment executed in conjunction with this Agreement shall be construed so as to carry out such intention.

                  4. Application of Dividends.

                           a. Dividends declared by Insurers on the Policy
shall be accumulated at interest by Insurer until Owner elects a dividend option and directs how the accumulated dividends and interest earned thereon shall be applied.


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                           b. Owner shall elect a dividend option as provided
in Paragraph (a) of this Article, subject to any subsequent assignment of the Policy.

                  5. Premium Payment.

                           a. Except as otherwise provided herein, on or before
the due date of each Policy premium -- or within the grace period provided therein, Corporation shall pay the full amount of the premium due to each Insurer, and shall, upon request, promptly furnish Owner evidence of timely payment of such premium.

                           b. Thirty (30) days prior to the due date of each
premium for the Policy, Corporation shall notify Owner of the exact amount equal to the annual cost of current life insurance protection under the Policy on the life of the Insured, measured by the lower of the PS58 rate, set forth in Revenue Ruling 55-747 (or the corresponding applicable provision of any future Revenue Ruling), or the Insurer's current lowest published premium rate for annually renewable term insurance for standard risks at the age of the Insured. Owner shall pay such amount to Corporation prior to the premium due date. If Owner shall not make such payment, Corporation shall make Owner's portion of the premium payment, which payment shall be recovered by Corporation as provided herein. The Corporation shall annually furnish to the Employee and to the Owner a statement of the amount of income reportable by the Corporation for federal and state income tax purposes as a result of such premium payments, indicating the amount net of any payments by Owner under this Section 5(b), and including any additional economic benefit to the Employee from this Agreement or the Policy that is reportable as income for federal and state income tax purposes.

                  6. Collateral Assignment. To secure the payment to Corporation of its Policy Interest with respect to the Policy, as hereinbefore defined, Owner will, upon the request of Corporation, assign the Policy to Corporation as collateral, under the forms used by Insurer for such assignment, and such collateral assignment shall specifically limit the right of Corporation thereunder to payment of its Policy Interest with respect to the Policy. If this Agreement is terminated, or upon the surrender of the Policy, such payment shall be made from the cash surrender value of the Policy (as defined therein). Upon the death of the Insured such payment shall be made from the death proceeds of the Policy.

                  In no event shall Corporation have any right to borrow against the Policy. Any collateral assignment of the Policy to Corporation hereunder shall not be terminated, altered or amended by Owner, without the express written consent of Corporation. The parties hereto agree to take all action necessary to cause any


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collateral assignment to conform to the provisions of this Agreement.

                  7. Owner's Rights in Policy.

                           a. Owner shall take no action with respect to the
Policy, which would in any way compromise or jeopardize Corporation's right to be paid its Policy Interest with respect to each Policy, as hereinbefore defined, without the express written consent of Corporation.

                           b. Owner shall have the sole right to surrender or
cancel the Policy, and to receive the full cash surrender value of the Policy directly from Insurer. Upon the surrender or cancellation of the Policy, Corporation shall have the unqualified right to receive an amount equal to the Policy Interest with respect to the Policy. Immediately upon receipt of the cash value, Owner shall pay to Corporation the portion of such cash value to which it is entitled hereunder, and shall retain the balance, if any.

                  8. Death of Insured.

                           a. Upon the death of the Insured, Corporation and
Owner shall promptly take all action necessary to obtain the death benefit provided under the Policy; when such benefit has been collected and paid as provided therein, this Agreement shall thereupon terminate.

                           b. Corporation shall have the unqualified right to
receive a portion of such death benefit received with respect to the Policy equal to its Policy Interest. The balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by Owner, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to Corporation hereunder exceed the proceeds of the Policy payable at the death of the Insured. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by Owner until the full amount due Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provisions of the Policy shall not be inconsistent with the provisions hereof as modified by the collateral assignment.

                           c. Notwithstanding any provision hereof to the
contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Corporation and the Owner shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.


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                  9. Termination of Agreement.

                           a. This Agreement shall terminate, without notice,
upon the occurrence of any one of the following events:

                                    (1) Total cessation of the business of
Corporation; or

                                    (2) Bankruptcy, receivership or dissolution
of Corporation.

                           b. In addition, either the Owner or the
Corporation shall have the right to terminate this Agreement by written notice to the other party hereto. Such termination shall be effective as of the date of such notice.

                  10. Release of Collateral Assignment.

                           a. For sixty (60) days after the date of the
termination of this Agreement, Owner shall have the option of obtaining the release by Corporation of any collateral assignment of the Policy. To obtain such release, Owner shall pay to Corporation the amount of Corporation's Policy Interest in the policy. Upon receipt of such amount with respect to the Policy, Corporation shall release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

                           b. If Owner fails to exercise such option within
such sixty (60) day period, then, at the request of Corporation, Owner shall execute any document or documents required by the Insurer to transfer the interest of Owner in the Policy to Corporation.

                  11. Release of Insurer. Insurer shall be fully discharged from its obligations with respect to the Policy by payment of the death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any subsequent modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by any collateral assignment executed by Owner and filed with the Insurer in connection herewith.


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                  12. Fiduciary

                           a. Corporation is hereby designated as the named
fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives hereof.

                           b. Corporation shall make all determinations
concerning rights to benefits hereunder. Any decision by Corporation denying a claim by Owner or a designated beneficiary for benefits hereunder shall be stated in writing and delivered or mailed to Owner or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of Corporation's ability in a manner that may be understood without legal or actuarial counsel. In addition, Corporation shall afford a reasonable opportunity to Owner or such beneficiary for a full and fair review of the decision denying such claim.

                  13. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

                  14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Corporation, Employee, Insured and Owner, and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

                  15. Notice. Any notice, consent or demand required or permitted to be given under provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

                  16. Governing Law. This Agreement and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  17. Captains. The captions appearing in this Agreement are for convenience only, and do not in any way define, limit or describe the scope of this Agreement, or the intent of any provision thereof.


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement, in duplicate, as of the day and year first above written.





ATTEST:                                     JUDGE, INC.


                                            By:
-----------------------------                  ---------------------------------
Secretary                                   Title:  President



-----------------------------               ------------------------------(Seal)
Witness                                     Dennis F. Judge, Trustee Under
                                            Agreement of Trust dated December
                                            20, 1995 of Martin E. Judge, Jr.,
                                            Settlor, known as the Martin E.
                                            Judge, Jr., Descendants Trust, II


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                                   EXHIBIT "A"



                Company                            Policy Number
                -------                            -------------
                Guardian                              3808142


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